EXHIBIT (H) (XXIV) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K


Huntington Real Asset Fund's name changed to Huntington Real Strategies Fund - 5/1/07
                                   EXHIBIT A
                                       to
                       ADMINISTRATIVE SERVICES AGREEMENT

      This Agreement shall apply to Classes of the Funds identified below:

                                          Investment A    Trust
Fund                                        Shares        Shares

Money Market Fund                            X                X

U.S. Treasury Money Market Fund              X                X

Ohio Municipal Money Market Fund             X                X

Florida Tax-Free Money Fund                  X                X

Growth Fund                                  X                X

Income Equity Fund                           X                X

Mortgage Securities Fund                     X                X

Ohio Tax-Free Fund                           X                X

Michigan Tax-Free Fund                       X                X

Fixed Income Securities Fund                 X                X

Intermediate Government Income Fund          X                X

Short/Intermediate Fixed Income Securities FundX              X

Dividend Capture Fund                        X                X

International Equity Fund                    X                X

Mid Corp America Fund                        X                X

New Economy Fund                             X                X

Rotating Markets Fund                        X                X

Situs Small Cap Fund                         X                X

Macro 100 Fund                               X                X

Real Asset Fund                              X`X




THE HUNTINGTON NATIONAL BANK         THE HUNTINGTON FUNDS

By:  /s/ B. Randolph Bateman         By:  /s/ George M. Polatas
Name:  B. Randolph Bateman           Name:  George M. Polatas
Title:  Executive Vice President     Title:  Vice President
     and Chief Investment Officer